October 31, 2003


         SUPPLEMENT TO THE JANUARY 28, 2003 CLASS A, B, C PROSPECTUS AND
                    CLASS R PROSPECTUS FOR PIONEER VALUE FUND
                  (SUPERSEDES SUPPLEMENT DATED APRIL 17, 2003)

The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

BASIC INFORMATION ABOUT THE FUND

PRINCIPAL INVESTMENT STRATEGIES
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

MANAGEMENT

INVESTMENT ADVISER
Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. Currently, Pioneer does not intend to use a subadviser in connection with the fund, but will be able to do so in the future with the approval of the fund's trustees.

MANAGEMENT FEE
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Effective May 1, 2003, Pioneer's fee varies based on the investment performance of the fund compared to the Russell 1000 Value Index. Pioneer's annual basic fee is 0.60% of the fund's average daily net assets. The basic fee can increase to a maximum of 0.70% or decrease to a minimum of 0.50%, depending on the performance of the fund's Class A shares relative to the index. The comparison is made for a rolling 36-month period. For periods prior to May 1, 2003, the performance comparison was made to the Lipper Growth and Income Fund Index.

BUYING, EXCHANGING AND SELLING SHARES (CLASS A, B AND C ONLY)

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

MINIMUM INVESTMENT AMOUNTS
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

                                                                   14330-00-0903
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC